Exhibit 10

                                 EPICEDGE, INC.

                             AMENDMENT NO. 2 TO THE
                             ----------------------

                   NOTE AND PREFERRED STOCK PURCHASE AGREEMENT
                   -------------------------------------------


         THIS AMENDMENT NO. 2 TO THE NOTE AND PREFERRED STOCK PURCHASE AGREEMENT (this "Amendment") is made as of June 14, 2002, among EpicEdge, Inc., a Texas corporation ("Company") and Edgewater Private Equity Fund III, L.P., a Delaware limited partnership ("Edgewater"). Terms not otherwise defined herein shall have the meanings as set forth in the Purchase Agreement (as defined below).

         WHEREAS, the Company entered into the Note and Preferred Stock Purchase Agreement as of April 16, 2002 among the Company, Edgewater, Fleck T.I.M.E. Fund, L.P., a Connecticut limited partnership, John Paul DeJoria, an individual, Patrick Loche, an individual and certain other Persons that may become a party to the Note and Preferred Stock Purchase Agreement from time to time in accordance with Section 2.4 thereof, if any, and entered into Amendment No. 1 to the Note and Preferred Stock Purchase Agreement on April 29, 2002 (as amended, the "Purchase Agreement"), in connection with the issuance by the Company of notes convertible into preferred stock of the Company;

         WHEREAS, in Section 6.8 of the Purchase Agreement the Company made the affirmative covenant that it would call the Annual Meeting on or prior to June 30, 2002;

         WHEREAS, Section 7.1(k) of the Purchase Agreement made it an Event of Default if the approval was not obtained at the Annual Meeting by June 30, 2002;

         WHEREAS, due to delays beyond the control of the Company, the Company has been substantially delayed in filing its definitive proxy statement with the Securities and Exchange Commission (the "SEC"), which definitive proxy statement must be printed and mailed to the Company's shareholders at least ten (10) days prior to the date of the Annual Meeting pursuant to the provisions of the Texas Business Corporation Act (the "TBCA");

         WHEREAS, due to the time that is necessary for the definitive proxy materials to be printed and mailed, the Company believes that there is inadequate time remaining in order for it to hold the Annual Meeting on or prior to June 30, 2002 in compliance with the TBCA and the Purchase Agreement;

         WHEREAS, the Company wishes to postpone the date of the Annual Meeting until a later date which would allow the Company sufficient time to hold the meeting in compliance with the TBCA and which would allow the Company sufficient time to solicit a sufficient number of proxies;

         WHEREAS, the Company and Edgewater desire to amend the Purchase Agreement in order to extend the date on which the Annual Meeting may be held.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Section 6.8 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

         "6.8 Increase of Authorized Shares of Common Stock and Preferred Stock. The Company shall call to order the Annual Meeting on or prior to July 12, 2002, for the purpose, among other things, of approving an amendment or amendment and restatement of the Articles providing for (a) an increase of the number of shares of Common Stock authorized to be issued from 50,000,000 shares to 100,000,000, (b) the authorization of 10,000,000 shares of Series A Stock and 10,000,000 of Series B Stock, (c) the rights, preferences and privileges of the Series A Stock and Series B Stock as set forth in the Certificates, and (d) all other matters related to the transactions contemplated hereby for which shareholder approval is required. On the next business day after the approval of such amendment or amendment and restatement of the Articles by the shareholders, the Company shall immediately file such amendment or amendment and restatement of the Articles, which shall contain the Certificates or the terms thereof, with the Secretary of State of Texas."

         2. Section 7.1(k) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

             "(k) all of the conditions set forth in Section 5.2 hereof have not occurred and the Equity Closing has not been completed on or prior to July 16, 2002."

         3.  Miscellaneous.
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             (a) Except as expressly amended as provided above, the Purchase
Agreement remains unmodified and in full force and effect and is hereby renewed, ratified and affirmed by the Company and Edgewater.

             (b) Pursuant to Section 9.5 of the Purchase Agreement, once endorsed in writing and fully signed by the Company and the Purchaser Majority, this Amendment shall be binding upon each of the parties to the Purchase Agreement, whether or not all of such parties have executed a counterpart of this Amendment.

             (c) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original. Any party may execute this Amendment by facsimile signature, which shall be deemed to constitute an original for all purposes.


                            [SIGNATURE PAGE FOLLOWS]

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       FIRST AMENDMENT TO THE NOTE AND PREFERRED STOCK PURCHASE AGREEMENT
                                 SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the Note and Preferred Stock Purchase Agreement on the date first written above.

                                         EPICEDGE, INC.,
                                         a Texas corporation d/b/a EpicEdge

                                         By:/s/ Richard Carter
                                            ------------------------------------
                                         Richard Carter
                                         President and Chief Executive Officer


                                         EDGEWATER PRIVATE EQUITY FUND III, L.P.

                                         By:  Edgewater III Management, L.P.
                                         Its: General Partner

                                         By:  Gordon Management, Inc.
                                         Its: General Partner

                                         By:  /s/ Mark McManigal
                                              ----------------------------------
                                         Its: Vice President
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